INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS, NET
Schedule of intangible assets, net

	As of December 31,
	2023	2024
	RMB	RMB
BCA	2,529,525	2,567,274
NCC	590,525	599,338
Trademark and domain name	340,053	340,053
Technology	96,000	96,000
Total cost	3,556,103	3,602,665
Less: accumulated amortization	(2,076,459)	(2,543,979)
Less: impairment	—	(1,058,686)
Intangible assets, net	1,479,644	—